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                                                                 EXHIBIT 99.2

FOR IMMEDIATE RELEASE

          Financial Communications Contacts:  Olga Fleming (investors)
                                              Lisa Bradlow (media)
                                              CPR Financial Communications
                                              (201) 641-2408

  GENOPOIETIC TO BECOME WHOLLY OWNED SUBSIDIARY OF AVAX TECHNOLOGIES--COMBINED
    COMPANY POISED TO BECOME A WORLD LEADER IN DEVELOPING AND COMMERCIALIZING
                    INDIVIDUALIZED CELL AND GENE THERAPIES
- FRENCH BIOTECHNOLOGY COMPANY FOUNDED BY WORLD-RENOWNED SCIENTISTS WITH THE
                SUPPORT OF PIERRE ET MARIE CURIE UNIVERSITY (UPMC)
- AVAX TO ACQUIRE ALL PATENT RIGHTS FROM THE CELL AND GENE THERAPY LABORATORY
                         OF DR. DAVID KLATZMANN AT UPMC -

KANSAS CITY, MO, JULY 18, 2000 -- AVAX TECHNOLOGIES, INC. (NASDAQ: AVXT) today announced that it has signed a Stock Contribution Agreement through which Genopoietic S.A. and its corporate affiliates, based in Paris, France, will become wholly owned subsidiaries of AVAX Technologies. Genopoietic is a privately held biotechnology company specializing in the research and development of cell and gene therapy aimed at cancer, autoimmune diseases and orthopedics. Together, AVAX and Genopoietic are poised to create the world's foremost company focused on developing and marketing individualized cell therapies across multiple platforms and indications, with potential commercialization opportunities worldwide. AVAX is currently developing individualized cancer vaccines based on its AC Vaccine-TM- technology. M-Vax-TM-, an AC Vaccine for Stage III melanoma metastatic to lymph node is now commercially available for administration in Australia. In the United States, a multi-center pivotal registration trial of M-Vax is underway to meet U.S. regulatory requirements. A Phase 2 trial using M-Vax for the treatment of Stage IV melanoma is also being conducted. The company's AC Vaccine technology is also in human clinical trials for ovarian cancer, acute myelogenous leukemia (AML) and breast cancer. The transaction with Genopoietic is subject to certain closing conditions, which the parties anticipate will be completed within three to six weeks.

"Genopoietic provides AVAX with meaningful horizontal expansion, based on sound science and good business sense," stated Jeffrey M. Jonas, M.D., president and chief executive officer of AVAX Technologies. "With this transaction, we have created a multinational organization armed with world class science, innovative technologies and state-of-the-art manufacturing in the U.S., Europe and Australia, all focused on using the patient's own cells as a common pathway for individualizing treatment. We believe the potential of individualized therapies for cancer and other diseases is only now being recognized, and with this transaction, AVAX will acquire important assets that can allow us to become the clear leader in this area."

Under the terms of the agreement, 100% of the outstanding shares of Genopoietic will be contributed to AVAX for a combination of stock and options, payable upon successful and timely achievement of development and commercialization milestones primarily related to the acquired technologies. The combination of AVAX common stock and options will not exceed 3,000,000 shares. As part of the transaction, AVAX will acquire all licenses for all patents covering Genopoietic's technologies and will retain Genopoietic's exclusive research agreement with Pierre et Marie Curie University (UPMC). The company is headquartered in Paris, France and leases an 8,400-sq. ft. manufacturing facility in Lyon-Beynost. AVAX will operate Genopoietic as a wholly owned subsidiary.


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GENOPOIETIC TO BECOME WHOLLY OWNED SUBSIDIARY OF AVAX TECHNOLOGIES
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Genopoietic was founded in 1993, by Drs. David Klatzmann and Jean-Loup
Salzmann with the support of UPMC, to increase the value of the university's patents in the fields of individualized cell and gene therapy. The cornerstone of Genopoietic's product pipeline is the company's versatile therapeutic systems, which can be adapted to any given pathology and to any given gene. Genopoietic is currently developing autologous chondrocytes for cartilage repair, gene therapy to treat cancer, as well as to treat graft-versus-host disease

(GVHD), a common and serious complication of bone marrow transplantation. Additionally, there are many other applications for the company's technologies that extend to a variety of autoimmune diseases. These products are at various stages of clinical development.

"Genopoietic brings AVAX value in four important areas," continued Dr. Jonas. "First, AVAX will now have a strong base in Europe from which we intend to manufacture M-Vax, allowing us to commercialize in the region. Currently, we have opportunities in The Netherlands and Germany. Second, Genopoietic enhances AVAX's pipeline of products within oncology and beyond, to include therapies for joint repair, bone marrow transplantation, autoimmune diseases, such as multiple sclerosis, and even organ transplantation. These technologies represent a variety of viable therapeutic candidates, which we look forward to developing. Importantly, most of these technologies contain autologous or individualized components, expanding upon AVAX's current operating model and potentially providing us with economies of scale in the areas of development, manufacturing, marketing, and sales. Third, we are honored and very excited to be joined by Drs. Klatzmann and Salzmann. Their experience and worldwide connections will be extremely valuable as we pursue our goal to become the unequivocal global leader in individualized therapies. Fourth, we believe that Genopoietic's agreement with UPMC, which is one of the largest scientific universities in Europe, and AVAX's relationship with the Cell and Gene Therapy laboratories at this institution, will afford us with a stream of new research that will provide multiple product opportunities to fill AVAX's pipeline."

Dr. Klatzmann stated, "We are very pleased to be joining AVAX, a company that is committed to developing and commercializing products focused on individualized therapies. AVAX's AC Vaccine technology holds much promise not only as a treatment for melanoma, but for many other cancers as well. We believe that given our developmental capabilities in the field of individualized therapies, coupled with our extensive experience with the European regulatory environment, we can assist AVAX to continue developing this technology, while capitalizing on important commercialization opportunities in the region.

"Over the past seven years, Genopoietic has built an expertise in most aspects of cell and gene therapy, not only in basic and clinical research, but also in establishing Genopoietic as a leader in the manufacture of biological products. Currently, we are conducting clinical trials and producing, on a custom made basis, cells and vectors aimed at gene therapy as well as biological products for therapeutic and diagnostic use. Combined with AVAX, we will greatly increase our ability to develop and ultimately commercialize our products around the world."

As part of the transaction, Drs. Klatzmann and Salzmann will become consultants to AVAX and will be entitled to nominate a Board member to the AVAX Board of Directors. Dr. Klatzmann is a University Professor and Hospital Practitioner in Immunology at UPMC, coordinator of the Gene Therapy unit in the Piti-Salptrire hospital, and director of a CNRS (National Centre of Scientific Research) research unit. He has published more than 130 articles concerning his cancer research in scientific publications such as CELL, NATURE, SCIENCE, the LANCET and the NEW ENGLAND JOURNAL OF MEDICINE and has won four international scientific prizes. Dr. Klatzmann is also a member of various medical institutional committees.


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GENOPOIETIC TO BECOME WHOLLY OWNED SUBSIDIARY OF AVAX TECHNOLOGIES
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Dr. Salzmann is a University Professor and Hospital Practitioner in Histology
at Paris Nord University, as well as head of the Histology and Gene Therapy Laboratory at Bobigny's UFR, a medical school. Previously, he was a technical advisor to the Minister of Research for Medicine and Life Sciences (Hubert Curien) for five years. Dr. Salzmann is an M.D. and holds a Ph.D. in biological sciences.

AVAX Technologies, Inc. specializes in the development and commercialization of novel biotechnologies, immunotherapies and pharmaceuticals for cancer and other life-threatening diseases using three core technologies: the AC Vaccine technology, topoisomerase inhibitors and anti-estrogens.

    AVAX TECHNOLOGIES WILL BE HOSTING A CONFERENCE CALL TODAY TO DISCUSS THE
              COMPANY'S GENOPOIETIC TRANSACTION AND THE LAUNCH OF
            M-VAX-TM- IN AUSTRALIA. THE CONFERENCE CALL WILL BE HELD
                  TUESDAY, JULY 18, 2000 AT 2:00 P.M. EST. TO
     PARTICIPATE IN THE CALL, PLEASE CALL MICHAEL GLICKMAN AT CPR FINANCIAL
                      COMMUNICATIONS AT 201-641-2408.


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EXCEPT FOR STATEMENTS THAT ARE HISTORICAL, THE STATEMENTS IN THIS RELEASE ARE
"FORWARD-LOOKING" STATEMENTS THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS
AND UNCERTAINTIES, AND IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN SUCH STATEMENTS, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS
A REPRESENTATION BY AVAX THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED; IN FACT, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. MANY IMPORTANT FACTORS
AFFECT THE COMPANY'S ABILITY TO ACHIEVE THE STATED OUTCOMES AND TO SUCCESSFULLY DEVELOP AND COMMERCIALIZE ITS PRODUCT CANDIDATES, INCLUDING, AMONG OTHER THINGS, THE ABILITY TO OBTAIN AND MAINTAIN ALL NECESSARY PATENTS OR LICENSES, TO DEMONSTRATE THE SAFETY AND EFFICACY OF PRODUCT CANDIDATES AT EACH STAGE OF DEVELOPMENT, TO MEET APPLICABLE REGULATORY STANDARDS AND
RECEIVE REQUIRED REGULATORY APPROVALS, TO MEET OBLIGATIONS AND REQUIRED MILESTONES UNDER ITS LICENSE AGREEMENTS, TO BE CAPABLE OF PRODUCING DRUG CANDIDATES IN COMMERCIAL QUANTITIES AT REASONABLE COSTS, TO COMPETE SUCCESSFULLY AGAINST OTHER PRODUCTS, TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDS, TO CLOSE THE GENOPOIETIC TRANSACTION ON SUBSTANTIALLY THE TERMS AGREED TO, TO INTEGRATE THE GENOPOIETIC PRODUCT CANDIDATES, TECHNOLOGIES AND OPERATIONS
INTO AVAX, TO ALLOCATE CURRENT CASH RESOURCES IN AN EFFECTIVE MANNER AMONG AVAX AND GENOPOIETIC PRODUCT CANDIDATES AND TECHNOLOGIES, TO RAISE ADDITIONAL CAPITAL SOONER THAN WOULD OTHERWISE HAVE BEEN REQUIRED PRIOR TO THE GENOPOIETIC TRANSACTION, AND TO MARKET PRODUCTS IN A PROFITABLE MANNER, AS WELL AS OTHER RISKS DETAILED FROM TIME TO TIME IN AVAX'S PUBLIC DISCLOSURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31,1999. AVAX DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS OR TO REFLECT THE
OCCURRENCE OF UNANTICIPATED EVENTS.